UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 7, 2006

                            Woodhead Industries, Inc.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                         0-5971               36-1982580
(State or Other Jurisdiction          (Commission File        (IRS Employer
     of Incorporation)                     Number)          Identification No.)

                 3 Parkway North, Suite 550, Deerfield,  IL 60035
               (Address of Principal Executive Offices) (Zip Code)
                          (847) 236-9300 (Registrant's
                     telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))


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Item 5.01         Change in Control of Registrant

         On August 7, 2006, Molex Incorporated, a Delaware corporation ("Molex"), announced that MLX Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Molex (the "Purchaser"), had successfully completed its tender offer (the "Offer") for all outstanding shares of common stock, par value $1.00 per share (each, a "Share"), of Woodhead Industries, Inc., a Delaware corporation (the "Company"), pursuant to the terms of the Agreement and Plan of Merger, dated as of June 30, 2006, between Molex, the Purchaser and the Company (the "Merger Agreement"). The Offer expired at midnight, New York City time, on August 4, 2006. The depositary for the Offer, Computershare Trust Company, N.A., has advised Molex and the Purchaser that as of the expiration of the Offer, a total of 11,713,124 shares (representing approximately 93.7% of the outstanding Shares), including 185,006 shares subject to guarantees of delivery, were tendered and not withdrawn prior to the expiration of the Offer. The Purchaser accepted for payment and purchased all Shares validly tendered and not properly withdrawn pursuant to the Offer.

The other information required by Item 5.01(a) of Form 8-K is contained in (i) the Company's Solicitation/Recommendation Statement on Schedule 14D-9 (the "Statement") originally filed with the Securities and Exchange Commission (the "SEC") on July 10, 2006, as subsequently amended, and (ii) the Tender Offer Statement on Schedule TO, originally filed by the Purchaser and Parent with the SEC on July 10, 2006, as subsequently amended, and such information is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         In connection with the Offer described in Item 5.01 above, Philippe Lemaitre, Ann F. Hackett, Eugene P. Nesbeda, and Linda Y.C. Lim resigned from the Board of Directors of the Company (the "Board"), effective as of August 7, 2006. Pursuant to the terms of the Merger Agreement, the resignations followed the Purchaser's acceptance for payment and purchase of all Shares validly tendered and not properly withdrawn pursuant to the Offer.

         Pursuant to the Merger Agreement, the directors of the Company unanimously appointed Martin P. Slark, Frederick A. Krehbiel, John H. Krehbiel, Jr. and David D. Johnson, who are designees of Molex, to fill the resulting vacancies on the Board. Under the terms of the Merger Agreement, Molex is entitled, at its request, to have its designees appointed to the appropriate committees of the Board. Pursuant to the terms of the Merger Agreement, Charles
W. Denny, G. Thomas McKane and Sarilee K. Norton continue to serve as directors of the Company.


Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

   Exhibit No.        Description

       20.1 Solicitation/Recommendation Statement on Schedule 14D-9 of Woodhead Industries, Inc. (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on July 10, 2006, as amended).

       20.2 Section 14(f) Information Statement of Woodhead Industries, Inc., dated July 10, 2006 (incorporated by reference to Schedule II of the Solicitation/Recommendation Statement on Schedule 14D-9 of Woodhead Industries, Inc. filed with the Securities and Exchange Commission on July 10, 2006).

       99.1 Tender Offer Statement on Schedule TO (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on July 10, 2006, as amended).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               WOODHEAD INDUSTRIES, INC.

Date:  August 7, 2006          By:    /s/ Robert H. Fisher
                                      -----------------------------------
                                      Name: Robert H. Fisher
                                      Title:  Vice President, Finance and C.F.O.
                                              (Principal Financial Officer)



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                                  EXHIBIT INDEX

   Exhibit No.        Description

       20.1 Solicitation/Recommendation Statement on Schedule 14D-9 of Woodhead Industries, Inc. (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on July 10, 2006, as amended).

       20.2 Section 14(f) Information Statement of Woodhead Industries, Inc., dated July 10, 2006 (incorporated by reference to Schedule II of the Solicitation/Recommendation Statement on Schedule 14D-9 of Woodhead Industries, Inc. filed with the Securities and Exchange Commission on July 10, 2006).

       99.1 Tender Offer Statement on Schedule TO (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on July 10, 2006, as amended).